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                                     (LOGO)
                                     ARTISAN
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                                   PROSPECTUS
                                   May 7, 2001
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                               INTERNATIONAL FUND
                                  MID CAP FUND
                               MID CAP VALUE FUND
                                 SMALL CAP FUND
                              SMALL CAP VALUE FUND
                               -----------------

                              INVESTMENT MANAGEMENT
                           PRACTICED WITH INTELLIGENCE
                           AND DISCIPLINE IS AN ART(R)

-------------------------------------------------------------------------------
Each Artisan Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.

           ARTISAN FUNDS, INC. - P.O. Box 8412 - Boston, MA 02266-8412

Be sure to read this prospectus before you invest and please keep it on file for future reference. This prospectus presents essential facts about the Artisan Funds, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call
800.344.1770. An Artisan Funds representative will be happy to help you. You may also obtain more information about Artisan Funds on our website at WWW.ARTISANFUNDS.COM.

The SECURITIES AND EXCHANGE COMMISSION has not approved or disapproved any of the Fund's shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

                                                   TABLE OF CONTENTS

GOAL, STRATEGY & PHILOSOPHY...................................... 2
     Artisan International Fund.................................. 2
     Artisan Mid Cap Fund........................................ 4
     Artisan Mid Cap Value Fund.................................. 6
     Artisan Small Cap Fund...................................... 8
     Artisan Small Cap Value Fund............................... 10

PRINCIPAL RISKS YOU SHOULD CONSIDER............................. 12

TOTAL RETURN FOR EACH CALENDAR YEAR............................. 16

AVERAGE ANNUAL TOTAL RETURNS.................................... 18

FEES & EXPENSES................................................. 20

HOW DO I KNOW IF AN ARTISAN FUND IS RIGHT FOR ME?............... 22

FINANCIAL HIGHLIGHTS............................................ 23

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES...................... 27

INVESTING WITH ARTISAN FUNDS.................................... 31

HOW TO BUY SHARES............................................... 32
     Who is Eligible to Invest in a Closed Artisan Fund?........ 33
     Automatic Investment Plan (AIP)............................ 35

HOW TO SELL SHARES.............................................. 36
     Systematic Withdrawals..................................... 37

WHAT TYPE OF ACCOUNT WOULD YOU LIKE?............................ 38

SHAREHOLDER & ACCOUNT PROCEDURES................................ 40
     Statements and Reports..................................... 40
     Website (WWW.ARTISANFUNDS.COM)............................. 40
     Share Price................................................ 41
     Purchases.................................................. 41
     Minimum Balances........................................... 42
     Authorized Agents.......................................... 43
     Redemptions................................................ 43
     Signature Guarantees....................................... 44
     Account Registration....................................... 45
     Telephone Transactions..................................... 45
     Telephone Exchange Plan.................................... 46

DIVIDENDS, CAPITAL GAINS & TAXES................................ 46
     Distribution Options....................................... 47
     Taxes...................................................... 47

                       800.344.1770 - WWW.ARTISANFUNDS.COM

ARTISAN INTERNATIONAL FUND

GOAL, STRATEGY & PHILOSOPHY

GOAL ---------------------------------------------------------------------------

Artisan International Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

STRATEGY & PHILOSOPHY ----------------------------------------------------------

Under normal circumstances, the Fund invests at least 65% of its total assets in stocks of foreign companies.

Through its own research process, the Fund invests in a broadly diversified portfolio of international growth stocks, concentrating on industries or investment themes that present accelerating growth prospects and companies that capitalize on that growth. The Fund's investment strategy focuses on stock selection.

The research method used by Artisan Partners Limited Partnership, the adviser to the Fund, also looks at industry selection, theme selection and country selection. It favors countries and regions with improving or rapidly expanding economies. To determine economic growth, it assesses factors such as gross domestic product growth, corporate profitability, current account and currency issues, interest rates, economic climate and social change. Having identified favorable areas, it eliminates those whose stock markets appear to be overvalued.

In countries where the economic and market conditions provide attractive valuations, Artisan Partners seeks companies that seem well-positioned for strong, sustainable growth. As the first step to stock selection, Artisan Partners narrows its focus to industries or themes likely to experience meaningful growth. It focuses on well-managed companies with above-average financial characteristics, increasing earnings per share and dominant or increasing market share in strong industries. Having isolated promising companies, Artisan Partners then purchases those whose stocks are attractively valued.

02
---
TWO

- Under ordinary circumstances, the Fund is fully invested in common stocks. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

- Changes in security prices, currency exchange rates and other factors can affect the portfolio's value.

The Fund tries to lower the risks inherent in foreign investing through a highly selective investment strategy and broad diversification by country, industry and company.

Artisan Partners may decide to sell a stock when a company's valuation approaches its growth rate, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                            03
                                                                           ----
                                                                           THREE

ARTISAN MID CAP FUND

GOAL, STRATEGY & PHILOSOPHY

GOAL ---------------------------------------------------------------------------

Artisan Mid Cap Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

STRATEGY & PHILOSOPHY ----------------------------------------------------------

Under normal circumstances, the Fund invests at least 65% of its total assets in the common stocks of medium-sized U.S. companies.

A medium-sized company is one whose total stock market value falls within the range of companies in the S&P MidCap 400 Index. As of December 31, 2000, that index included companies with capitalizations between approximately $102 million and $13.2 billion. Over time, the capitalization range of the companies in the Index will change. As it does, the size of the companies in which the Fund invests may change.

- The Fund prefers to invest in companies with "franchise" characteristics. These could be a proprietary technology, dominant market share or some other form of sustainable competitive advantage.

- The Fund also favors companies with predictable streams of cash flow through real growth in demand for their products or services. Such companies are well-positioned to take advantage of opportunities in their markets.

- If Artisan Partners is impressed with a company's competitive position and prospects for growth, it then defines and researches key investment issues. It also estimates the company's intrinsic value, and will generally buy the stock only if it sells below that estimate.

04
----
FOUR

Under ordinary circumstances, the Fund is fully invested in common stocks. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

The Fund tries to lower the risks of investing in medium-sized companies through broad diversification by industry and company, as well as continuous monitoring of each holding.

The Fund may engage in active and frequent trading to achieve its principal investment strategies. A higher rate of portfolio turnover results in increased transaction expenses, the realization of capital gains or losses and may reduce performance.

Artisan Partners may decide to sell a stock when a company's valuation approaches its growth rate, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.


                       800.344.1770 - WWW.ARTISANFUNDS.COM
                                                                            05
                                                                          -----
                                                                           FIVE

ARTISAN MID CAP VALUE FUND

GOAL, STRATEGY & PHILOSOPHY

GOAL---------------------------------------------------------------------------

Artisan Mid Cap Value Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

STRATEGY & PHILOSOPHY-----------------------------------------------------------

Under normal circumstances, the Fund invests at least 65% of its total assets in the common stocks of medium-sized U.S. companies.

A medium-sized company is one whose total stock market value falls within the range of companies in the S&P MidCap 400 Index. As of December 31, 2000, that Index included companies with capitalizations between approximately $102 million and $13.2 billion. Over time, the capitalization range of companies in the Index will change. As it does, the size of the companies in which the Fund invests may change. The Fund tries to lower the risks of investing in medium-sized companies through broad diversification by industry and company, as well as continuous monitoring of each holding.

- In looking for companies that may provide attractive values, Artisan Partners does its own fundamental research. Artisan Partners emphasizes economic cash flow as a measure of value rather than earnings per share because the value of a company is driven by cash flow generated over time. Economic cash flow is determined by analyzing a company's cash flow adjusted by its cost of capital.

- The Fund purchases a stock only at a price Artisan Partners considers below the value of the business as determined by Artisan Partners, and only if Artisan Partners thinks the company has good management and a competitive advantage that has not been recognized by the market. A competitive advantage is an important factor that gives a company the ability to obtain returns higher than its cost of capital.

 06
----
SIX

- Artisan Partners believes that a company may have a greater opportunity to increase its economic cash flow if it can:

         - eliminate underperforming assets;
         - improve the efficiency of its assets;
         - improve margin pricing through cost cutting;
         - focus on selling higher margin products; or
         - redirect working capital.

- The Fund prefers to invest in companies that present attractive opportunities that have not yet been widely recognized by investment analysts or the financial press. These misunderstood opportunities to create value are often found in companies undergoing a fundamental change, including new management, an acquisition or divestiture, or a spin-off from a larger company.

Artisan Partners may decide to sell a stock when Artisan Partners thinks the stock is too expensive compared to the company's intrinsic value, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

Under ordinary circumstances, the Fund is fully invested in common stocks.
At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

The Fund may engage in active and frequent trading. A higher rate of portfolio turnover results in increased transaction expenses and the realization of capital gains or losses and may reduce performance.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                            07
                                                                           -----
                                                                          SEVEN

ARTISAN SMALL CAP FUND*

GOAL, STRATEGY & PHILOSOPHY

GOAL---------------------------------------------------------------------------

Artisan Small Cap Fund invests for maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

STRATEGY & PHILOSOPHY-----------------------------------------------------------

Under normal circumstances, the Fund invests at least 65% of its assets in the common stocks of small companies. The Fund considers a "small" company one whose total stock market value is less than $1.5 billion.

The Fund's focus is on well-managed companies with sustainable growth prospects whose stocks appear undervalued, either because they lack investor recognition or are temporarily out of favor.

The Fund's investment approach rests on a few basic beliefs:

- Stocks that are underfollowed or under-researched by Wall Street tend to be less efficiently priced because of lack of attention by investors. Investors demand a premium for the risk of incomplete information. By doing its own research, Artisan Partners attempts to reduce this risk and realize the premium returns.

- Through its research, Artisan Partners analyzes a company's operating history, financial health, competitive position and prospects for growth. And through face-to-face meetings it assesses the quality of management - a critical factor in small company success.

- Artisan Partners also estimates a company's intrinsic value. It does so to determine if a prospective investment is undervalued, and if so, to what degree. This emphasis on stock valuation relative to growth prospects sets the Fund apart from pure "growth" or "value" funds. Thus, the Fund's style can be characterized as "growth at a reasonable price" or "growth/value blend."

 08
-----
EIGHT

Under ordinary circumstances, the Fund is substantially fully invested in common stocks. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

In choosing to take a temporary defensive position, the Fund would be trying to avoid losses. If, however, the choice proved to be wrong, the Fund would have a harder time achieving its goal of long-term capital growth.

The Fund seeks to limit risk by choosing companies with positive cash flows and sustainable growth prospects, and by diversifying its holdings. The Fund monitors each holding closely, evaluating new information relative to the original reasons for investing.

The Fund may engage in active and frequent trading to achieve its principal investment strategies. A higher rate of portfolio turnover results in increased transaction expenses, the realization of capital gains or losses and may reduce performance.

Artisan Partners may decide to sell a stock when a company's valuation approaches its growth rate, changing circumstances affect the original reasons for a company's purchase, more attractive alternatives exist or a company's market cap exceeds $1.5 billion.

*PLEASE NOTE: Artisan Small Cap Fund reopened to purchases by new investors effective April 1, 1999. The Fund intends to close again to most new investors when it reaches about $300 million in total assets. See "Who is Eligible to Invest in a Closed Artisan Fund?" on page 33 for new account eligibility criteria.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                             09
                                                                           -----
                                                                           NINE

ARTISAN SMALL CAP VALUE FUND*

GOAL, STRATEGY & PHILOSOPHY

GOAL---------------------------------------------------------------------------

Artisan Small Cap Value Fund seeks long-term capital growth. This goal may be changed without the approval of shareholders.

STRATEGY & PHILOSOPHY----------------------------------------------------------

Under normal circumstances, the Fund invests at least 65% of its assets in small companies with a total stock market value of less than $1.5 billion.

- The Fund purchases a stock only at what Artisan Partners considers a bargain price...a price that - because of market forces - is greatly below the value of the business as determined by Artisan Partners.

- In looking for bargains, Artisan Partners uses its own research process. The focus is on individual companies, rather than on trends in the economy or securities markets.

- Artisan Partners' research may uncover companies that have one or more of the following characteristics:

TURNAROUNDS. At times, the Fund invests in companies that have had poor results, but that Artisan Partners believes will be able to substantially improve.

UNDISCOVERED OR UNSPONSORED STOCKS. There need not be something wrong with a company to qualify it as a bargain. Sometimes a company may simply be little known to the investing public. Small companies typically have little or no coverage by Wall Street analysts, so they often lack a following among investors and become undervalued.

COMPANIES WITH HIDDEN ASSETS. Undervalued real estate, unrecognized business lines and other "hidden" assets may not be given enough credit by investors, thus providing investment opportunities for the Fund.

 10
----
TEN

COMPANIES IN THE PROCESS OF MAJOR CHANGE. A company's stock may not reflect positive change in the business until it shows up in financial results. The Fund tries to invest ahead of this broad recognition, which, logically, can cause the stock's price to rise.

- For the Fund to purchase a stock, a bargain price alone is not enough. To further control investment risk, Artisan Partners looks for two other attributes:

FINANCIAL STRENGTH. Artisan Partners favors companies with little debt and positive cash flow.

FAVORABLE ECONOMICS. A company with acceptable returns on capital and free cash over its business cycle is less likely to experience eroding values over the long term.

Under ordinary circumstances, the Fund remains fully invested in equity securities. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

Artisan Partners may decide to sell a stock when its target value is realized, companies exhibit deteriorating margins of safety or more attractive alternatives exist.

* PLEASE NOTE: Artisan Small Cap Value Fund closed to most new investors on June 30, 2000. Please refer to the "Who is Eligible to Invest in a Closed Artisan Fund" on page 33 for new account eligibility criteria.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                            11
                                                                          ------
                                                                          ELEVEN

PRINCIPAL RISKS YOU SHOULD CONSIDER

RISKS APPLICABLE TO ALL FUNDS---------------------------------------------------

All of the Artisan Funds invest primarily in common stocks. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices may fluctuate widely in response to company, market or economic news. When you sell your shares, they may be worth more or less than you paid for them. You can lose money by investing in a Fund.

The percentage of each Fund's assets invested in various industries and sectors will vary from time to time depending on the portfolio management team's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. For example, technology, science and communications are rapidly changing fields, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on the Fund.

The Funds do not pursue income, and are not, alone or together, a balanced investment plan. In addition, there can be no assurance that they will achieve their investment goals. Each investment manager's ability to choose suitable investments for each Fund has a significant impact on each Fund's ability to achieve its investment objective.

The principal investment risks of each Fund follow.



  12
------
TWELVE

------------------------------------------------------ARTISAN INTERNATIONAL FUND


- Foreign stocks as an asset class may underperform U.S. stocks.

- Foreign stocks tend to be more volatile than U.S. stocks.

- Investments in foreign securities (including American Depositary Receipts, or "ADRs") are subject to risks. These risks include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, and political instability.

- Artisan International Fund invests in securities denominated in the Euro and the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments. With the advent of the Euro, the participating countries in the European Monetary Union can no longer follow independent monetary policies. This may limit a country's ability to respond to economic downturns or political upheavals, and consequently reduce the value of an investment in foreign securities. The decision of certain countries not to participate may also create uncertainty in the European markets and thereby increase volatility of the various currencies and securities. The European securities markets also may become less liquid.

- The Fund invests primarily in growth stocks, which may fall out of favor with investors and underperform other asset types during given periods.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                          13
                                                                       ---------
                                                                       THIRTEEN

PRINCIPAL RISKS YOU SHOULD CONSIDER
(CONTINUED)

ARTISAN MID CAP FUND-----------------------------------------------------------

- Stocks of medium-sized companies tend to be more volatile than those of large companies.

- Compared to large companies, medium-sized companies typically have analyst coverage by fewer Wall Street firms. For this reason, they are more likely to be trading at prices that reflect incomplete or inaccurate information.

- During some periods, stocks of mid-sized companies, as an asset class, have underperformed the stocks of small and large companies.

- The Fund invests primarily in growth stocks, which may fall out of favor with investors and underperform other asset types during given periods.

ARTISAN MID CAP VALUE FUND

- Stocks of medium-sized companies tend to be more volatile than those of large companies.

- Compared to large companies, medium-sized companies typically have analyst coverage by fewer Wall Street firms. For this reason, they are more likely to be trading at prices that reflect incomplete or inaccurate information.

- During some periods, stocks of mid-sized companies, as an asset class, have underperformed the stocks of small and large companies.

- Value stocks may fall out of favor with investors and may underperform other asset types during given periods.

   14
--------
FOURTEEN

----------------------------------------------------------ARTISAN SMALL CAP FUND

- Historically, small company stocks have tended to outperform those of large companies over the long-term. However, during some periods, stocks of small companies as an asset class have underperformed the stocks of large companies.

- Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies may have a shorter history of operations, less access to additional financing, and a less diversified product line - making them more susceptible to market pressures.

- The Fund invests primarily in growth stocks, which may fall out of favor with investors and underperform other asset types during given periods.


----------------------------------------------------ARTISAN SMALL CAP VALUE FUND

- Historically, small company stocks have tended to outperform those of large companies over the long-term. However, during some periods, stocks of small companies as an asset class have underperformed the stocks of large companies.

- Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies may have a shorter history of operations, less access to additional financing, and a less diversified product line - making them more susceptible to market pressures.

- Value stocks may fall out of favor with investors and may under-perform other asset types during given periods.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                            15
                                                                         -------
                                                                         FIFTEEN

TOTAL RETURN FOR EACH CALENDAR YEAR

The risks of investing in the Funds are illustrated in the following bar charts that show returns achieved year-to-year. Tables on the following page compare each Fund's average annual total returns for the periods listed to a market index. How the Funds have performed in the past does not necessarily indicate how they will perform in the future.

Performance information for Artisan Mid Cap Value Fund has not been presented because the Fund has not been offered for a full calendar year.

ARTISAN INTERNATIONAL FUND

1996        34.37%
1997         3.46%
1998        32.18%
1999        81.29%

From inception (12/28/95) through 12/31/99, the Fund's highest and lowest quarterly returns were 49.10% and (18.83)%, respectively, for the quarters ended December 31, 1999, and September 30, 1998. The year-to-date return as of September 30, 2000, was -5.93%.

ARTISAN MID CAP FUND


1998       33.37%
1999       57.89%

From inception (6/27/97) through 12/31/99, the Fund's highest and lowest quarterly returns were 37.66% and (10.54)%, respectively, for the quarters ended December 31, 1999, and September 30, 1998. The year-to-date return as of September 30, 2000, was 41.22%.

  16
-------
SIXTEEN

ARTISAN SMALL CAP FUND

1996         11.86%
1997         22.67%
1998        -13.47%
1999         19.18%

From inception (3/28/95) through 12/31/99, the Fund's highest and lowest quarterly returns were 21.02% and (25.99)%, respectively, for the quarters ended December 31, 1999, and September 30, 1998. The year-to-date return as of September 30, 2000, was 4.74%.

ARTISAN SMALL CAP VALUE FUND

1998          -5.76%
1999          15.42%

From inception (9/29/97) through 12/31/99, the Fund's highest and lowest quarterly returns were 21.44% and (20.15)%, respectively, for the quarters ended June 30, 1999, and September 30, 1998. The year-to-date return as of September 30, 2000, was 11.61%.

FOR MORE CURRENT PERFORMANCE INFORMATION, CALL 800.344.1770 OR VISIT WWW.ARTISANFUNDS.COM.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                           17
                                                                      ----------
                                                                      SEVENTEEN

AVERAGE ANNUAL TOTAL RETURNS

ARTISAN INTERNATIONAL FUND-----------------------------------------------

-------------------------------------------------------------------------
                              FOR THE YEAR         FROM INCEPTION
FUND                         ENDED 12/31/99       THROUGH 12/31/99
-------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND(1)    81.29%                34.96%
-------------------------------------------------------------------------
Morgan Stanley Capital
International, Inc.
   (MSCI) EAFE Index(2)          26.96%                 13.19%(3)
-------------------------------------------------------------------------
Fund inception date: 12/28/95. All returns reflect reinvested dividends.


ARTISAN MID CAP FUND-----------------------------------------------------

-------------------------------------------------------------------------
                              FOR THE YEAR        FROM INCEPTION
FUND                         ENDED 12/31/99      THROUGH 12/31/99
-------------------------------------------------------------------------
ARTISAN MID CAP FUND(1)             57.89%               48.39%
-------------------------------------------------------------------------
S&P MidCap 400 Index(4)             14.72%               20.38%
-------------------------------------------------------------------------
Fund inception date: 6/27/97. All returns reflect reinvested dividends.

(1) In times of market volatility, the Fund's return may vary greatly over short periods of time. In 1999, the Fund's performance was achieved during a period of unusually favorable market conditions. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.

(2) Morgan Stanley Capital International, Inc. (MSCI) EAFE Index is unmanaged and includes companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization.

(3) The average annual total return for the EAFE Index, when used in comparison to the Fund's inception date, is calculated started 12/31/95.

   18
--------
EIGHTEEN

---------------------------------------------------ARTISAN SMALL CAP FUND
-------------------------------------------------------------------------
                              FOR THE YEAR        FROM INCEPTION
FUND                         ENDED 12/31/99      THROUGH 12/31/99
-------------------------------------------------------------------------
ARTISAN SMALL CAP FUND              19.18%               14.15%
-------------------------------------------------------------------------
Russell 2000(R)Index(5)             21.26%               16.52%
-------------------------------------------------------------------------
Fund inception date: 3/28/95. All returns reflect reinvested dividends.


---------------------------------------------ARTISAN SMALL CAP VALUE FUND
-------------------------------------------------------------------------
                              FOR THE YEAR        FROM INCEPTION
FUND                         ENDED 12/31/99      THROUGH 12/31/99
-------------------------------------------------------------------------
ARTISAN SMALL CAP VALUE FUND        15.42%               5.21%
-------------------------------------------------------------------------
Russell 2000(R)Value Index(6)       -1.49%               -2.62%
-------------------------------------------------------------------------
Fund inception date: 9/29/97. All returns reflect reinvested dividends.

FOR MORE CURRENT PERFORMANCE INFORMATION, CALL 800.344.1770 OR VISIT WWW.ARTISANFUNDS.COM.

(4) The S&P MidCap 400 Index is an unmanaged, market-weighted index of 400 mid-cap companies.

(5) The Russell 2000 Index is an unmanaged, market-weighted index of small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000 companies.

(6) The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.



                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                          19
                                                                       ---------
                                                                       NINETEEN

FEES & EXPENSES

Below are the fees and expenses that you may pay if you buy and hold shares of an Artisan Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (load) imposed on purchases......................... None
Exchange Fee............................................................. None
Redemption Fee........................................................... None

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

-------------------------------------------------------------------------------
                                                                    SMALL CAP
EXPENSE           INTERNATIONAL MID CAP  MID CAP VALUE  SMALL CAP     VALUE
-------------------------------------------------------------------------------
  Management fees      0.95%       1.00%       1.00%       1.00%       1.00%
-------------------------------------------------------------------------------
  Distribution
   (12b-1) Fees        None        None        None        None        None
-------------------------------------------------------------------------------
  Other Expenses       0.32%       0.40%      2.50%*       0.35%       0.35%
-------------------------------------------------------------------------------
  Total Annual Fund
    Operating Expenses 1.27%       1.40%      3.50%*       1.35%       1.35%
-------------------------------------------------------------------------------

*Because the Fund is new, the amount shown for "other expenses" is the estimated amount that Mid Cap Value Fund will incur. Artisan Partners has undertaken to reimburse the Fund to the extent that the Fund's total operating expenses exceed 2.00% of its average daily net assets. Artisan Partners or the Fund may terminate this undertaking at any time. Total operating expenses as shown in the table above do not include amounts that Artisan Partners anticipates it will reimburse the Fund pursuant to that undertaking.

  20
------
TWENTY

EXAMPLE. This example is intended to help you compare the cost of investing in an Artisan Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that you earn a 5% return each year, and that operating expenses remain constant.

-------------------------------------------------------------------------------
                                                                     SMALL CAP
TIME PERIOD        INTERNATIONAL  MID CAP  MID CAP VALUE* SMALL CAP    VALUE
-------------------------------------------------------------------------------
1 year                $   129     $   143     $   353     $   137     $   137
-------------------------------------------------------------------------------
3 years               $   403     $   443      $1,074     $   428     $   428
-------------------------------------------------------------------------------
5 years               $   697     $   766      N/A        $   739     $   739
-------------------------------------------------------------------------------
10 years              $1,534      $1,680       N/A         $1,624     $ 1,624
-------------------------------------------------------------------------------

*Giving effect to Artisan Partners' undertaking to limit Mid Cap Value Fund's expenses, the estimated cost of investing in Mid Cap Value Fund would be:

 TIME PERIOD
 1 year...................................................... $   203
 3 years..................................................... $   627

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         21
                                                                     -----------
                                                                     TWENTY-ONE

HOW DO I KNOW IF AN ARTISAN FUND
IS RIGHT FOR ME?

These are some of the potential rewards of investing in a Fund:

ARTISAN INTERNATIONAL FUND------------------------------------------------------

- From time to time, many foreign economies have grown faster than our own (though some have not), and the returns on investments in these countries have exceeded those of similar U.S. investments.

- Foreign markets can offer opportunities that are unavailable domestically. Thus, international investing brings you greater diversification and enables you to take advantage of changes in foreign economies and equity markets.


ARTISAN MID CAP FUND AND ARTISAN MID CAP VALUE FUND-----------------------------

- Medium-sized companies can offer attractive investment characteristics. They are typically small enough to have higher growth potential than the general U.S. economy, mature enough to have seasoned management and established, multiple product lines, and large enough to have liquid trading markets.


ARTISAN SMALL CAP FUND AND ARTISAN SMALL CAP VALUE FUND-------------------------

- Small companies tend to have better growth potential than large companies, and are less likely to be broadly recognized.

- Historically, small-cap stocks have outperformed large-cap stocks over the long-term.


INVESTING WITH ARTISAN MAY BE SUITABLE FOR YOU IF:------------------------------

- You want to invest for maximum long-term growth, rather than income.

- You are a patient investor, and able to maintain your investment over a relatively long period of time.

- You understand the specific risks of investing in a particular market segment - small-caps, mid-caps, value-based stocks or foreign stocks.

    22
----------
TWENTY-TWO

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the annual report and the Statement of Additional Information, which are available on request. For each year shown, all information is for the fiscal year ended June 30. Financial highlights information is not presented for Artisan Mid Cap Value Fund because the Fund began operations on March 28, 2001.


-------------------------------------------------------------------------------
INTERNATIONAL FUND - INVESTOR SHARES
-------------------------------------------------------------------------------


                                             Year       Year      Year       Year       Year
For a share outstanding throughout          Ended      Ended     Ended      Ended      Ended
each period                                6/30/00    6/30/99   6/30/98   6/30/97   6/30/96(1)
                                           -------    -------   -------   -------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD       $18.67     $16.25    $14.48    $12.08     $10.00

Income from investment operations:
    Net investment income (loss)..         (0.03)(2)    0.08(2)   0.06(2)   0.07       0.04
    Net realized and unrealized
      gain (loss) on investments.....      12.08        2.62      3.04      2.44       2.04
                                           -----        -----    -----    ------      -----
TOTAL INCOME (LOSS) FROM
      INVESTMENT OPERATIONS                12.05        2.70      3.10      2.51       2.08
                                           -----        -----    -----    ------      -----
DISTRIBUTIONS PAID TO SHAREHOLDERS:

    Net investment income.........         (0.02)      (0.04)    (0.20)    (0.02)        --
    Net realized gains............         (0.54)      (0.24)    (1.13)    (0.09)        --
                                           -----        -----    -----    ------      -----

Total distributions...............         (0.56)      (0.28)    (1.33)    (0.11)        --
                                           -----        -----    -----    ------      -----

NET ASSET VALUE, END OF PERIOD....        $30.16      $18.67    $16.25    $14.48     $12.08
                                          ======      ======    ======    ======     ======

Total return......................          65.6%      17.4%     24.1%     20.9%      20.8%(3)

Ratios/supplemental data:
    Net assets, end of period
       (millions)                      $3,734.8(5)    $943.9(5) $414.5(5) $449.2     $71.5
    Ratio of expenses to average
       net assets                          1.27%       1.38%     1.45%     1.61%     2.50%(4)
    Ratio of net investment income
       (loss) to average net
       assets................            (0.10)%       0.59%     0.37%     1.07%     1.60%(4)

    Portfolio turnover rate.......        99.02%      79.41%   109.42%    103.66%   57.00%(3)


(1) For the period from commencement of operations (December 28, 1995) through June 30, 1996.
(2)  Computed based on average shares outstanding.
(3)  Not annualized.
(4)  Annualized.
(5) Does not include amounts represented by Institutional Shares, which were first offered for sale on July 1, 1997.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                        23
                                                                   -------------
                                                                   TWENTY-THREE

-------------------------------------------------------------------------------
MID CAP FUND - INVESTOR SHARES
-------------------------------------------------------------------------------

                                                                       Year       Year       Year       Period
                                                                      Ended      Ended      Ended       Ended
                                                                     6/30/00    6/30/99    6/30/98    6/30/97(1)
For a share outstanding throughout each period                      --------    -------    --------   ----------

NET ASSET VALUE, BEGINNING OF PERIOD ..........................       $16.67      $13.69      $10.00   $10.00

Income from investment operations:
    Net investment income (loss) ..............................       (0.18)(5)    (0.16)(5)   (0.08)      --
    Net realized and unrealized gain (loss) on investments ....        11.91        4.41        4.56       --
                                                                      ------      ------       -----    -----
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ................        11.73        4.25        4.48       --
                                                                      ------      ------       -----    -----
DISTRIBUTIONS PAID TO SHAREHOLDERS:
    Net realized gains ........................................        (0.83)      (1.27)      (0.79)      --
                                                                      ------      ------       -----    -----
NET ASSET VALUE, END OF PERIOD ................................       $27.57      $16.67      $13.69   $10.00
                                                                      ======      ======      ======   ======
Total return ..................................................        72.9%       35.8%       46.1%     0.0%(2)

Ratios/supplemental data:
    Net assets, end of period (millions).......................       $225.0       $43.3       $12.8     $1.8
    Ratio of expenses to average net assets ...................        1.40%       2.00%(4)    2.00%(4) 0.00%(3)
    Ratio of net investment income (loss) to average
    net assets ................................................      (0.79)%      (1.13)(4)  (0.77)%(4) 0.00%(3)
    Portfolio turnover rate ...................................      245.69%     202.84%      235.65    0.00%(2)


(1) For the period from commencement of operations (June 27, 1997) through June 30, 1997.
(2) Not annualized.
(3) Annualized.
(4) The ratios of expenses to average net assets and net investment loss to average net assets exclude fees paid by the Adviser. Absent fees paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25)% for the year ended June 30, 1999 and 3.64% and (2.41)% for the year ended June 30, 1998, respectively.
(5) Computed based on average shares outstanding.

    24
-----------
TWENTY-FOUR

-------------------------------------------------------------------------------
SMALL CAP FUND
-------------------------------------------------------------------------------
For a share outstanding throughout each period


                                                         Year        Year       Year       Year       Year        Period
                                                        Ended       Ended      Ended      Ended       Ended        Ended
                                                       6/30/00     6/30/99    6/30/98    6/30/97     6/30/96      6/30/95(1)
                                                       -------     -------    -------    -------     -------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD ............       $11.09      $14.66     $15.11      $14.67     $11.52      $10.00

Income from investment operations:
    Net investment income (loss)  ...............       (0.10)(4)    (0.08)     (0.10)      (0.04)     (0.07)      (0.01)
    Net realized and unrealized gain (loss) on
    investments ..............................            3.70       (2.53)       2.23        1.55       3.32       1.53
                                                        ======      ======      ======      ======     ------     ------
 TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .         3.60       (2.61)       2.13        1.51       3.25       1.52
                                                        ======      ======      ======      ======     ------     ------
DISTRIBUTIONS PAID TO SHAREHOLDERS:

     Net realized gains .........................           --       (0.96)      (2.58)      (1.07)     (0.10)        --
                                                        ======      ======      ======      ======     ------     ------
NET ASSET VALUE, END OF PERIOD ..................       $14.69      $11.09      $14.66      $15.11     $14.67     $11.52
                                                        ======      ======      ======      ======     ======     ======
Total return ...................................         32.5%     (17.0)%       14.7%       11.3%      28.3%      15.2%(2)

Ratios/supplemental data:
    Net assets, end of period (millions)                $185.4      $174.6      $304.1      $267.8     $400.0      $99.3
    Ratio of expenses to average net assets              1.35%       1.37%       1.33%       1.41%       1.52%     2.00%(3)
    Ratio of net investment income (loss)
    to average net assets........................       (0.79)%    (0.67)%     (0.74)%     (0.73)%     (0.75)%   (0.59)%(3)
    Portfolio turnover rate......................       193.76%    155.38%     134.67%      87.18%     105.19%     9.28%(2)



(1) For the period from commencement of operations (March 28, 1995) through June 30, 1995.
(2) Not annualized.
(3) Annualized.
(4) Computed based on average shares outstanding.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         25
                                                                     -----------
                                                                     TWENTY-FIVE

-------------------------------------------------------------------------------
SMALL CAP VALUE FUND
-------------------------------------------------------------------------------


                                                                          Year           Year            Year
                                                                         Ended          Ended           Ended
                                                                        6/30/00        6/30/99        6/30/98(1)
                                                                        -------        -------        ----------

For a share outstanding throughout each period

NET ASSET VALUE, BEGINNING OF PERIOD..................................    $10.59         $11.37          $10.00
Income from investment operations:
    Net investment income (loss)......................................      0.06(5)       (0.03)          (0.03)
    Net realized and unrealized gain (loss) on investments............      0.36          (0.21)(4)        1.40

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS........................      0.42          (0.24)           1.37

DISTRIBUTIONS PAID TO SHAREHOLDERS:
    Net investment income.............................................     (0.03)            --             --
    Net realized gains................................................     (0.35)         (0.54)            --
Total distributions...................................................     (0.38)         (0.54)            --

NET ASSET VALUE, END OF PERIOD........................................    $10.63         $10.59          $11.37

Total return..........................................................      4.2%         (1.0)%           13.7%(2)

Ratios/supplemental data:
    Net assets, end of period (millions)..............................    $261.7          $77.8           $47.2
    Ratio of expenses to average net assets...........................     1.35%          1.66%           1.93%(3)
    Ratio of net investment income (loss) to average
    net assets........................................................     0.60%        (0.45)%         (0.50)%(3)
    Portfolio turnover rate...........................................    38.19%         49.29%          52.58%(2)



(1) For the period from commencement of operations (September 29, 1997) through June 30, 1998.
(2) Not annualized.
(3) Annualized.
(4) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(5) Computed based on average shares outstanding.

   26
----------
TWENTY-SIX

ORGANIZATION, MANAGEMENT &
MANAGEMENT FEES

ORGANIZATION. Each Artisan Fund is a series of Artisan Funds, Inc. Artisan International Fund and Artisan Mid Cap Fund offer two classes of shares - Investor Shares and Institutional Shares. This prospectus describes Investor Shares. Institutional Shares are offered through separate prospectuses.

MANAGEMENT. Each Artisan Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Artisan Partners was organized in 1994 and, as of December 31, 2000, managed approximately $10.8 billion for Artisan Funds and institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. Its address is: Artisan Partners, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202-3197.

ARTISAN INTERNATIONAL FUND

Artisan International Fund is managed by MARK L. YOCKEY.
Mr. Yockey is a Managing Director of Artisan Partners and a
Vice President of Artisan Funds. He joined Artisan Partners in 1995. From 1990 to 1995, Mr. Yockey was Portfolio Manager of United International Growth Fund and a Vice President of Waddell & Reed, Inc. Prior to assuming fund management responsibilities, he served as an Equity Analyst with Waddell & Reed.

Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                        27
                                                                  -------------
                                                                   TWENTY-SEVEN

ORGANIZATION, MANAGEMENT &
MANAGEMENT FEES (CONTINUED)

ARTISAN MID CAP FUND

Artisan Mid Cap Fund is managed by ANDREW C. STEPHENS. Mr. Stephens is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in 1997. From 1993 to 1997, Mr. Stephens was Portfolio Co-Manager of the Strong Asset Allocation Fund. From 1994 to 1996, he served as Senior Research Analyst for the Strong Common Stock Fund and Strong Opportunity Fund.

Mr. Stephens holds a BS degree in Economics from the University of Wisconsin - Madison.

ARTISAN MID CAP VALUE FUND

Artisan Mid Cap Value Fund is managed by MARINA T. CARLSON, Lead Portfolio Manager and DEAN G. DUMONTHIER, Associate Portfolio Manager. Ms. Carlson is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. Ms. Carlson is also the Portfolio Co-Manager of the Artisan Small Cap Fund (since
1999). Prior to joining Artisan Partners in 1999, she was employed by Strong Capital Management, Inc., where she served as Portfolio Manager of Strong Mid Cap Disciplined Fund (from its inception in December 1998 through March 1999) and Portfolio Co-Manager of Strong Opportunity Fund and Strong Common Stock Fund (from 1993 through December 30, 1998).

Ms. Carlson holds a BBA in Finance from Drake University and an MBA in Finance from DePaul University. She is a Chartered Financial Analyst.

Mr. DuMonthier joined Artisan in January 2001. He was employed by Strong
Capital Management, Inc. as Portfolio Manager for the Strong Mid Cap Disciplined Fund (from March 1999 through January 2001) and as an Analyst (from March 1996 through March 1999). Mr. DuMonthier also served as a consultant

     28
------------
TWENTY-EIGHT
for Hewitt Associates in its Investment Services Division (from
March 1993 through March 1996) and in its Flexible Benefit
Administration Group (from July 1988 through March 1993).

Mr. DuMonthier holds a BA, cum laude, in Economics from Lawrence University and a Masters of Management, with distinction, from The J.L. Kellogg Graduate School of Management at Northwestern University. He is a Chartered
Financial Analyst.

ARTISAN SMALL CAP FUND

Artisan Small Cap Fund is Co-Managed by CARLENE MURPHY ZIEGLER and MARINA T. CARLSON. Ms. Ziegler is a Managing Director of Artisan Partners and a Director of Artisan Funds. Prior to founding Artisan Partners in 1994, she was Portfolio Co-Manager of Strong Common Stock Fund and Strong Opportunity Fund.

Ms. Ziegler holds BA and MA degrees from the University of Illinois and an MBA from the University of Chicago Graduate School of Business. She is a Chartered Financial Analyst and has been a frequent member of the Barron's Roundtable.

Ms. Carlson is a Managing Director of Artisan Partners and a
Vice President of Artisan Funds. Ms. Carlson is also the Lead Portfolio Manager of Artisan Mid Cap Value Fund (since March 2001). Prior to joining Artisan Partners in 1999, she was employed by Strong Capital Management, Inc., where she served as Portfolio Manager of Strong Mid Cap Disciplined Fund (from its inception in December 1998 through March 1999) and Portfolio Co-Manager of Strong Opportunity Fund and Strong Common Stock Fund (from 1993 through December 30, 1998).

Ms. Carlson holds a BBA in Finance from Drake University and an MBA in Finance from DePaul University. She is a Chartered Financial Analyst.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         29
                                                                    ------------
                                                                    TWENTY-NINE

ORGANIZATION, MANAGEMENT &
MANAGEMENT FEES (CONTINUED)

ARTISAN SMALL CAP VALUE FUND

Artisan Small Cap Value Fund is Co-Managed by SCOTT C. SATTERWHITE and
JAMES C. KIEFFER. Mr. Satterwhite is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. Prior to joining Artisan Partners in 1997, Mr. Satterwhite was Senior Vice President and Portfolio Manager at Wachovia Corporation. From 1993 to 1997, Mr. Satterwhite was Portfolio Manager of the Biltmore Special Values Fund, in addition to being a Personal Trust Portfolio Manager and Manager of the Georgia Personal Trust Portfolio Group.

Mr. Satterwhite earned his BA degree from the University of the South and MBA from Tulane University. He is a Chartered Financial Analyst.

Mr. Kieffer is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. From 1997 to 2000, Mr. Kieffer was a Research Analyst for Artisan Partners. Prior to joining Artisan Partners, Mr. Kieffer was a Research Analyst from 1996 to 1997 at the investment firm McColl Partners. Mr. Kieffer began his investment career at Wachovia Corporation, working with Scott Satterwhite from 1989 to 1996, initially as a Personal Trust Portfolio Manager and later as a General Equities and Small-Cap Value Research Analyst in the institutional portfolio group.

Mr. Kieffer holds a BA degree in Economics from Emory University and is a Chartered Financial Analyst.

  30
------
THIRTY

MANAGEMENT FEES

Each Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets. Each Fund also pays expenses related to its daily operations. Expenses paid out of a Fund's assets are reflected in the share price or dividends. For the fiscal year ended June 30, 2000, the management fees paid by the Funds were:

Artisan International Fund..................................0.95%
Artisan Mid Cap Fund........................................1.00%
Artisan Small Cap Fund......................................1.00%
Artisan Small Cap Value Fund ...............................1.00%

Artisan Mid Cap Value Fund commenced operations in March, 2001. The Fund pays a management fee of 1.00%.

INVESTING WITH ARTISAN FUNDS

Each Artisan Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets.

MINIMUM INVESTMENTS

To open an account........................................$1,000*
To add to an account.........................................$50
Minimum balance required....................................$500

*The Fund will waive the initial minimum of $1,000 if you invest through the Automatic Investment Plan, explained later on page 35.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                           31
                                                                      ----------
                                                                      THIRTY-ONE

HOW TO BUY SHARES

MAIL

You may invest money in the Artisan Funds at any time by purchasing shares. The price you pay for shares is the net asset value per share next calculated after your investment is received. You may use any of the following options to invest in the Artisan Funds.

TO OPEN AN ACCOUNT:

Complete and sign the new account application. Mail it to the address on the application, along with your check or money order for $1,000 or more. Make your check or money order payable to "Artisan Funds" or to the name of the fund in which you are investing. Third-party and starter checks will not be accepted.

TO ADD TO AN ACCOUNT:

Put your account number on a check or money order for $50 or more. Make your check or money order payable to "Artisan Funds" or to the name of the fund in which you are investing. Mail it, along with the form at the bottom of your account statement, to the address on your account statement. Third-party and starter checks will not be accepted.

DELIVERY:

     FOR REGULAR MAIL DELIVERY:             FOR OVERNIGHT DELIVERY:

     Artisan Funds                          Artisan Funds
     c/o Boston Financial Data Services     c/o Boston Financial Data Services
     P.O. Box 8412                          66 Brooks Drive
     Boston, MA  02266-8412                 Braintree, MA  02184
                                            800.344.1770

All investment checks must be delivered to one of the above addresses. Neither Artisan Funds nor Artisan Distributors LLC is authorized to accept shareholder investment checks at their corporate offices.

TELEPHONE 800.344.1770----------------------------------------------------------

TO OPEN AN ACCOUNT:
You may open a new account by telephone only by exchange of $1,000 or more from your identically registered account in another of the Artisan Funds.

    32
----------
THIRTY-TWO

You may establish the telephone transaction option by electing it on your new account application. If you did not do so, please request and complete the shareholder options form available at WWW.ARTISANFUNDS.COM or by calling 800.344.1770.

TO ADD TO AN ACCOUNT:
The telephone transaction option enables you to add from $50 to $25,000 to your account by telephone. It also lets you exchange among Artisan Funds by telephone.

You may elect the telephone transaction option on your application or
- at a later date - by completing the shareholder options form.


----------------------------------------------------------------------------WIRE

TO OPEN AN ACCOUNT:
Please call 800.344.1770 for instructions on opening an account by wire.

TO ADD TO AN ACCOUNT: Please call 800.344.1770 for instructions on adding to an account by wire.

WHO IS ELIGIBLE TO INVEST IN A CLOSED ARTISAN FUND?
Artisan Small Cap Value Fund is closed to most new investors and Artisan Small Cap Fund has announced that it intends to close to most new investors when it reaches approximately $300 million in total assets. The following eligibility criteria apply to a Fund when it is closed.

If you are a shareholder in a Fund when it closes, you may make additional investments in that Fund and reinvest your dividends and capital gain distributions, even though the Fund has closed.

You may open a new account in a closed Fund only if:

- you are already a shareholder (in your own name or as beneficial owner of shares held in someone else's name) of that Fund;

- you are a shareholder with combined balances of $100,000 in any of the Artisan Funds (in your own name or as beneficial owner of shares held in someone else's name);

- your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                       33
                                                                   -------------
                                                                   THIRTY-THREE

- you are transferring or doing a "rollover" into a Fund IRA from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

- you are an employee benefit plan sponsored by an institution that also sponsors (or is an affiliate of an institution that sponsors) another employee benefit plan account that is a shareholder of the Fund as of the date the Fund closed;

- you are a director or officer of Artisan Funds, or a partner or employee of Artisan Partners, or a member of the immediate family of any of those people;

- you are a client of Artisan Partners or you have an existing business relationship with Artisan Partners and, in the judgment of Artisan Partners, your investment in the Fund would not adversely affect Artisan Partners' ability to manage the Fund effectively; or

- you are a client of a financial advisor or planner who had at least $500,000 of client assets invested with the Fund or at least $1,000,000 of client assets invested with Artisan Funds as of the date on which the Fund closed, or at the time of your application.

You may continue to add to your existing Fund account(s) through the reinvestment of dividends and distributions from the Fund, and through the purchase of additional Fund shares, even after the Fund closes. An employee benefit plan which is a Fund shareholder may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants. An eligible financial advisor or planner may continue to buy shares for existing and new clients.

Call us at 800.344.1770 if you have questions about your ability to invest in a closed Fund.

    34
-----------
THIRTY-FOUR

AUTOMATIC INVESTMENT PLAN (AIP)

This service is a convenient way to make regular, systematic investments into your Artisan Fund. Once a month, you purchase shares by transferring money from your designated checking or savings account directly into your Artisan Fund. Simply decide how much you want to invest (the monthly minimum is $50) and the day (between the 3rd and the 28th) that you want the transfer to take place.

The rest is automatic. There are no telephone calls to make, no monthly forms to complete, no trips to the post office. And you're not locked in. If you wish to discontinue the AIP, just notify us in writing.

TO OPEN AN ACCOUNT:
Complete and sign the account application including the Automatic Investment Plan section of your account application. If you choose the Automatic Investment Plan when you open your account, the minimum initial investment will be waived.

TO ADD TO AN ACCOUNT:
To add this convenient feature to your Artisan Fund account, please call
800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a shareholder options form.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         35
                                                                    ------------
                                                                    THIRTY-FIVE

HOW TO SELL SHARES

You may take money out of your account at any time by selling some or all of your shares. You will receive the share price calculated after your order is received by the Fund or its authorized agent. Some redemptions require SIGNATURE GUARANTEES. Please see page 44. The following procedures apply ONLY TO NON-IRA ACCOUNTS. To sell shares in an IRA, you must send us both a letter of instruction as described below and an IRA distribution form. You may request the form by calling 800.344.1770 or by visiting our website at WWW.ARTISANFUNDS.COM.

MAIL----------------------------------------------------------------------------

INDIVIDUAL, JOINT OWNERS, SOLE PROPRIETORSHIPS, UGMA AND UTMA
Mail a letter of instruction including: the Fund's name; your account number; each owner's name and address; the dollar amount or number of shares to be sold; and the signature of each owner as it appears on the account.

TRUST
All Trustees must sign the letter of instruction.

ALL OTHERS
Call 800.344.1770 for instructions.

ADDRESSES:
     FOR REGULAR MAIL DELIVERY:             FOR OVERNIGHT DELIVERY:

     Artisan Funds                          Artisan Funds
     c/o Boston Financial Data Services     c/o Boston Financial Data Services
     P.O. Box 8412                          66 Brooks Drive
     Boston, MA  02266-8412                 Braintree, MA  02184
                                            800.344.1770

TELEPHONE 800.344.1770----------------------------------------------------------

Available to all account types except IRAs

With the telephone redemption option, you can sell from $500 to $25,000 worth of shares per day by telephone. You automatically have this option unless you declined it on your account application. If you did decline and would like to add it, call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a shareholder options form.

   36
----------
THIRTY-SIX

----------------------------------------------------------------------------WIRE

Available to all account types except IRAs

We will transmit payment by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next business day after Artisan Funds receives your redemption request. This option is available to you if you enclosed a voided check with your account application or have subsequently completed a shareholder options form to have this feature added to your Artisan Funds account. The fee for this service is currently $5.00 per wire transaction.

SYSTEMATIC WITHDRAWALS

Available to all account types except IRAs

This service lets you withdraw a set amount from your account at regular intervals. To be eligible for systematic withdrawal, you must have at least $5,000 in your Artisan Fund Account. You must withdraw at least $50 per transaction. If you'd like to add this option, please call us at 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a shareholder options form.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                        37
                                                                   -------------
                                                                   THIRTY-SEVEN
WHAT TYPE OF ACCOUNT WOULD
YOU LIKE?

RETIREMENT ACCOUNTS REQUIRE A SPECIAL APPLICATION-------------------------------

Please call us at 800.344.1770 or visit WWW.ARTISANFUNDS.COM to request one.

INDIVIDUAL OR JOINT OWNERSHIP---------------------------------------------------

These are intended for your general investment needs. Individual accounts are owned by one person. Joint accounts can have two or more owners.

GIFT OR TRANSFER TO A MINOR (UGMA, UTMA)----------------------------------------

These custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

TRUST FOR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN

The trust or plan must be established before you can open an account. Please include the date of the trust or plan on the application.

BUSINESS OR ORGANIZATION--------------------------------------------------------

This account is for a corporation, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution that indicates which officers are authorized to act on behalf of the entity.

RETIREMENT----------------------------------------------------------------------

A retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible.

- INDIVIDUAL RETIREMENT ACCOUNT (IRA). You may invest up to $2,000 per tax year in an IRA if you are of legal age, under 70 1/2

     38
------------
THIRTY-EIGHT
and have "earned" (non-investment) income. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 in an IRA, so long as your combined earned income is at least $4,000 and you file a joint return.

- ROTH IRA. Compared to the traditional IRA, the Roth IRA has different eligibility requirements and tax treatment. If you're a single taxpayer with adjusted gross income up to $95,000, you may contribute up to $2,000 per year
  - or up to $4,000 per year if you're married with adjusted gross income up to $150,000 per year and you file a joint return. You also must have earned income equal to your contributions, as with a traditional IRA, but you can contribute to a Roth IRA even if you are over 70 1/2. Your contributions to a Roth IRA are not tax-deductible. But your withdrawals are not taxable if you've held your IRA for at least five years and are at least 59 1/2, disabled, or use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a traditional IRA, and vice-versa.

- ROLLOVER IRA. This plan offers you special tax advantages for certain distributions from employer-sponsored retirement plans.

- SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA). If you have a small business or self-employment income, this plan lets you make annual tax-deductible contributions of up to 15% of the first $160,000 of compensation for you and any eligible employees.

- OTHER RETIREMENT PLANS. You may also use an Artisan Fund for Keogh, profit sharing and money purchase plans, 403(b) plans and 401(k) plans. The plan trustee must establish the appropriate account; Artisan Funds does not offer prototype plans.

The above is just a summary of the types of retirement accounts available. When we send your retirement-account application, we will include an IRA Disclosure Statement. It contains more detailed information about the requirements for specific retirement accounts, including a summary of the custodian fees which you may incur for account set-up and maintenance.

FOR MORE INFORMATION ABOUT THE TAX ADVANTAGES AND CONSEQUENCES OF IRAS AND RETIREMENT PLAN ACCOUNTS, PLEASE CONSULT YOUR TAX ADVISOR.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         39
                                                                    ------------
                                                                    THIRTY-NINE

SHAREHOLDER & ACCOUNT PROCEDURES

STATEMENTS AND REPORTS

As an Artisan Fund investor, you will receive:

- Confirmation statements - after every transaction in your account or change in your account registration.

- Quarterly account statements.

- Annual and semi-annual reports with financial statements.

- Year-end tax statements.

We suggest you keep each quarterly and year-end account statement with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM. Copies of this year's or last year's statements are free of charge; for earlier years, there is a $10 processing fee.

We reduce the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.344.1770 to request individual copies of these documents. We will begin sending individual copies within thirty days after receiving your request.

WEBSITE (WWW.ARTISANFUNDS.COM)

Our website provides up-to-date information on the Artisan Funds. You can access secure information on your account(s), obtain a prospectus, application or other important forms, as well as periodic reports and updates.

  40
-----
FORTY

SHARE PRICE

Each Artisan Fund is open for business every day the New York Stock Exchange ("NYSE") is open. Shares will not be priced on days when the NYSE is closed. Each Artisan Fund buys and sells its shares each day, at the net asset value per share.

A Fund's NET ASSET VALUE per share is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding. The net asset value is computed daily at the NYSE closing time - usually 3:00 p.m. Central Time, but sometimes earlier.

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the board of directors believes reflects a fair value.

Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities traded primarily on foreign exchanges, a Fund's share price may change on days when the Fund is not open for purchase or sale.

PURCHASES
- Your purchases must be in U.S. dollars, and your checks must be drawn on U.S. banks.

- The Funds do not accept cash, credit cards, or third-party or starter checks.

- If your check or telephone purchase order does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees a Fund or its transfer agent incurs.

- The price you pay for shares is the net asset value per share next calculated after your investment is received. An order is considered received when the Fund or its authorized agent receives and accepts an application or appropriate instruction along with the intended investment if applicable.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                          41
                                                                      ----------
                                                                      FORTY-ONE

- A Fund may reject any purchase order it deems inappropriate - for example, one that appears so large that it would disrupt management of the Fund, or an order from someone ineligible to invest.

- A holiday, weekend or other interruption can affect the normal processing of an investment. Thus, in the Automatic Investment Plan (AIP), your monthly investment may be transferred from your bank to your Fund account either earlier or later than the date you selected. Artisan Funds will not be responsible for non-sufficient funds fees. If your AIP does not clear, your purchase will be cancelled. You will also be liable for any resulting losses or fees a Fund or its transfer agent incurs.

- A Fund may immediately terminate your ability to make automatic investments and telephone purchases if an item is not paid by your financial institution.

MINIMUM BALANCES

It is very expensive for a Fund to maintain small accounts, and that cost is borne by all the Fund's investors. For this reason, each Fund reserves the right to close your account if its value falls below $500. However, before closing a small account, the Fund would notify you and give you at least 30 days to bring your account's value up to the minimum. A Fund will waive the $500 minimum balance requirement if an account value has declined below $500 due solely to market activity.

If you discontinue an Automatic Investment Plan before your account reaches $1,000, that account may also be closed.

If you participate in systematic withdrawal and your account has insufficient funds to meet a withdrawal, the amount remaining will be completely redeemed.

    42
---------
FORTY-TWO

AUTHORIZED AGENTS

The Fund may authorize certain financial services companies, broker-dealers or other authorized agents to accept share purchase and redemption orders on the Fund's behalf. If you buy or redeem shares through an authorized agent, you will pay or receive the Fund's net asset value per share plus any transaction charge imposed by the agent.

Some authorized agents do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that it provides to the Fund on your behalf. This fee may be a percentage - currently up to 0.35% - of the annual average value of accounts for which the authorized agent provides services. The Fund pays a portion of this fee intended to be not more than the Fund would pay if your shares were registered directly with the Fund's transfer agent. Artisan Partners pays the balance of the fee.

REDEMPTIONS

- Normally, redemption proceeds will be mailed to you within seven days after receipt and acceptance of your redemption request.

- If you have recently made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received payment. This confirmation process can take up to fifteen days.

- If you make a telephone redemption, the Fund will send payment in one of three ways: (i) by mail; (ii) by Electronic Funds Transfer (EFT) to a pre-authorized bank account; or (iii) to your bank account by wire transfer, the cost of which (currently $5) will be deducted from the payment. Your bank also may impose a fee for the incoming wire or incoming EFT. Payment by EFT will usually arrive at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after your call.

- Redemptions may be suspended or payment dates postponed on days when, other than weekends or holidays, the NYSE is closed, its trading is restricted or as permitted by the Securities and Exchange Commission (SEC).

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                        43
                                                                    ------------
                                                                    FORTY-THREE

- If you place a redemption order through an authorized agent, your redemption proceeds will reflect the net asset value per share next computed after the agent's receipt of your order, less any redemption fees imposed by the agent.

If a Fund sends you a check - for a redemption, systematic withdrawal payment or cash distribution - that is returned "undeliverable" or remains uncashed for six months, the Fund will cancel the check and reinvest the proceeds in your Fund at the net asset value per share on the date of cancellation. And, if applicable, the Fund will (a) cancel your systematic withdrawal payments, honoring withdrawals only by request and (b) automatically reinvest your future dividends and capital gains, even if you had elected cash payment.

Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

SIGNATURE GUARANTEES

To protect you and your Fund from fraud, the following redemption requests and account changes must be submitted in writing and include a signature guarantee:

- If you wish to redeem more than $25,000 worth of shares.

- If you change your name or add/remove an owner on your account.

- If you add/change the beneficiary on your account.

- If you ask that a check be mailed to an address other than the one on your account.

- If you ask that a check be made payable to someone other than the account owner.

    44
----------
FORTY-FOUR


- If you add the telephone redemption option to your existing account.

- If you transfer the ownership of your account.

- If you have changed the address on your account by phone within the last 60 days.

You should be able to obtain a signature guarantee from a bank, broker-dealer, securities exchange or association, clearing agency, savings association or credit union if authorized under state law. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

EACH OWNER'S SIGNATURE MUST BE GUARANTEED SEPARATELY. FOR EXAMPLE, A JOINT ACCOUNT WITH TWO OWNERS WOULD REQUIRE TWO SIGNATURE GUARANTEES.

ACCOUNT REGISTRATION

If you wish to change the address on your account, call us at 800.344.1770. Your Fund will send a written confirmation of the change to both your old and new addresses.

We prefer that a change of address request be submitted in writing with a signature guarantee. If you make your request by phone, we will not honor a telephone redemption for the following 60 days. During that period, we will require written redemption requests with signature guarantees.

TELEPHONE TRANSACTIONS

You may perform many transactions - including exchanges, purchases and redemptions - by telephone.

You may place telephone trades only during the hours that the NYSE is open for business (generally weekdays between 7:00 a.m. and 3:00 p.m. Central Time).

To prevent unauthorized transactions in your account, your Fund will take precautions designed to verify the identity of every caller. It may record a call, request more information and send written confirmation of telephone transactions. The Fund will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller.

You should verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         45
                                                                     -----------
                                                                     FORTY-FIVE

TELEPHONE EXCHANGE PLAN

This plan permits you to transfer investments among the Artisan Funds. Each exchange between accounts must be at least $1,000. The price of shares exchanged is determined at the end of that day's trading session.

Please note: An exchange is a sale and may have tax consequences for you.

TELEPHONE EXCHANGE PLAN RESTRICTIONS:

- If you wish to exchange between Funds, be sure both accounts are registered in the same name, with the same address and taxpayer identification number.

- You may open a Fund account by telephone exchange from another Artisan
  Fund account only if you previously chose the telephone transaction option for the Fund from which you want to make the exchange.

- If your account is subject to backup withholding, you may not use the telephone exchange plan.

- Excessive trading can hurt both performance and shareholders. Thus, if you make excessive use of the telephone exchange plan, Artisan Funds may terminate your access to the plan or limit the number of transfers you can make in a calendar year.

- Artisan Funds reserves the right to terminate or modify the telephone exchange plan at any time. If Artisan Funds finds it necessary to do either, it will try to notify you in advance.

DIVIDENDS, CAPITAL GAINS & TAXES

As a shareholder in an Artisan Fund, you are entitled to your share of its net income and any gains realized on its investments. Each Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

   46
---------
FORTY-SIX

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If you later want to change, you may either submit a written request or call us at 800.344.1770.

Each Fund offers three options:

REINVESTMENT OPTION. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

INCOME-ONLY OPTION. We will automatically reinvest your capital gain distributions, but send you a check for dividends.

CASH OPTION. We will send you a check for all distributions.

In IRA accounts, all distributions are automatically reinvested. Otherwise, they could be subject to income tax and penalties. After you are 59 1/2, you may request payment of distributions in cash, although these too might be subject to income tax.

When you reinvest, the reinvestment price is the Fund's net asset value per share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date.

TAXES

As you should with any investment, consider how the return on your investment in a Fund will be taxed. If your investment is a tax-deferred account - an IRA, for example - the following tax discussion does not apply.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if you received them on December 31.

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                                         47
                                                                    ------------
                                                                    FORTY-SEVEN

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

Given their objectives and strategies, each of the Artisan Funds will chiefly produce long and short term capital gains, as opposed to current income. Every January, each of your Funds will send you and the IRS a statement - called Form 1099 - showing the amount of every taxable distribution you received in the previous calendar year.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January that reports, among other things, your average cost basis of the shares you sold. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in verifying the amount of your capital gains or losses.

To invest, you must be a U.S. resident with a Social Security or taxpayer identification number. When you sign your account application, you must certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

    48
-----------
FORTY-EIGHT

For more detail on the Artisan Funds, you may request the Statement of Additional Information (SAI), which is incorporated herein by reference.

You can find more information about a Fund's investments in its annual and semi-annual reports to shareholders. Those documents discuss the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal period.

To view or print the SAI, the reports to shareholders and other information about the Artisan Funds, visit Artisan Funds' website at WWW.ARTISANFUNDS.COM. Or, to receive a free copy of these documents, call 800.344.1770. Also call this number if you have a question or would like to receive other information about the Artisan Funds.

Text-only versions of the Funds' documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.

                                     (LOGO)
                                ARTISAN FUNDS
                      INVESTMENT MANAGEMENT PRACTICED WITH
                    INTELLIGENCE AND DISCIPLINE IS AN ART(R)

811-8932

                       800.344.1770 - WWW.ARTISANFUNDS.COM

                                                           ---------------------
                                                                PRSRT STD
                                                              U.S. POSTAGE
                                                                   PAID
                                                              Milwaukee, WI
                                                             PERMIT NO.
                                                            --------------------

ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA 02266-8412

800.344.1770
WWW.ARTISANFUNDS.COM
5/7/01-A1055

                               ARTISAN FUNDS, INC.

                             ARTISAN SMALL CAP FUND
                           ARTISAN INTERNATIONAL FUND
                              ARTISAN MID CAP FUND
                           ARTISAN MID CAP VALUE FUND
                          ARTISAN SMALL CAP VALUE FUND

                       1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202
                          (414) 390-6100 (800) 344-1770

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 7, 2001
--------------------------------------------------------------------------------

         Artisan Small Cap Fund, Artisan International Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund (each, a "Fund," together, the "Funds") are series of Artisan Funds, Inc. ("Artisan Funds"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated May 7, 2001 and any supplement to the prospectus. A copy of the prospectus can be obtained without charge by calling (800) 344-1770, by writing to Artisan Funds, or by accessing the Artisan Funds website at WWW.ARTISANFUNDS.COM.

                                TABLE OF CONTENTS
                                                                           Page

Information about the Funds and Artisan Partners..............................2
Investment Objective and Policies.............................................2
Investment Techniques and Risks...............................................3
Investment Restrictions......................................................17
Performance Information......................................................19
Organization.................................................................24
Directors and Officers.......................................................25
Principal Shareholders.......................................................29
Investment Advisory Services.................................................31
Code of Ethics...............................................................32
Distributor..................................................................32
Portfolio Transactions.......................................................33
Purchasing and Redeeming Shares..............................................34
Additional Tax Information...................................................35
Custodian and Transfer Agent.................................................37
Independent Accountants......................................................37
Financial Statements.........................................................37
Appendix - Description of Bond Ratings.................................Appendix

                INFORMATION ABOUT THE FUNDS AND ARTISAN PARTNERS

         Each Fund is a series of Artisan Funds, Inc. ("Artisan Funds"). Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Funds.

         Artisan Funds strives to offer distinctive, high-value-added investment opportunities. Artisan Funds is not a "family" of indistinguishable products devised by marketers in a financial services conglomerate. Rather, Artisan Partners is a small partnership of investment professionals, focused on a limited number of distinct investment strategies, each of which is offered as a series of Artisan Funds. Each Fund's portfolio management team specializes in its market, with an investment process created and refined through years of experience -- an artisan. At Artisan Funds, we believe that experienced, active managers investing in inefficient markets can produce superior returns over time. The Artisan Funds are intended for long-term investors who share that belief.

         The discussion below supplements the description in the prospectus of each Fund's investment objectives, policies and restrictions.

                        INVESTMENT OBJECTIVE AND POLICIES

         Artisan Small Cap Fund invests for maximum long-term capital growth primarily in the common stocks of small companies whose outstanding shares have an aggregate market value of less than $1.5 billion.

         Artisan International Fund seeks to achieve its objective of long-term capital growth by investing primarily in the stocks of foreign companies.

         Artisan Mid Cap Fund and Artisan Mid Cap Value Fund each seek long-term capital growth by investing at least 65% of the Fund's total assets in the common stocks of medium-sized U.S. companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). As of December 31, 2000, the MidCap Index included companies with capitalizations between approximately $102 million and $13.2 billion. The market capitalization range in which the Artisan Mid Cap Fund and Artisan Mid Cap Value Fund invest will change as the range of the companies included in the MidCap Index changes.

         Artisan Mid Cap Value Fund purchases stock only at a price Artisan Partners, the adviser to the Fund, considers below the value of the business as determined by Artisan Partners, and only if Artisan Partners believes the company has good management and a competitive advantage that has not been recognized by the market. In looking for companies that may provide attractive values, Artisan Partners does its own fundamental research. Artisan Partners emphasizes economic cash flow as a measure of value - whether a company generates more cash flow than is required by the providers of its capital.

         Artisan International Fund and Artisan Mid Cap Fund offer two classes of shares: Investor Shares and Institutional Shares. As described more fully in each Institutional Shares prospectus, Institutional Shares are offered to certain institutional investors with a minimum initial investment of $5 million.

         Artisan Small Cap Value Fund seeks long-term capital growth by investing primarily in common stocks that appear undervalued relative to earnings, book value, cash flows or potential earnings growth, and that are issued by small companies whose outstanding shares have an aggregate market value of less than $1.5 billion.

         The Funds invest primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. While Artisan International Fund invests mostly in the securities of foreign issuers, each other Artisan Fund may from time to time have significant portions of its portfolio invested in foreign securities. The Funds also may invest in any other type of security, including debt securities.

         The investment objective of each Fund may be changed by the board of directors without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, investors in a Fund will receive at least 30 days' prior written notice of any change in a Fund's investment objective.


                         INVESTMENT TECHNIQUES AND RISKS

Foreign Securities

         Each Fund, other than Artisan International Fund, may invest up to 25% of its total assets in foreign securities (including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers), which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, Artisan International Fund invests at least 65% of its total assets in foreign securities. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. No Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

         With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

         Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

European Currency Unification

         Eleven of the fifteen member countries of the European Union adopted a single European currency, the Euro, effective January 1, 1999. The countries participating in the Economic and Monetary Union (EMU) are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The notable countries missing from the new unified currency are Great Britain, Denmark, Sweden and Greece. A new European Central Bank (ECB) was created to manage the monetary policy of the new unified region. On the same day, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002. This change is likely to significantly impact the European capital markets in which the Artisan International Fund invests a portion of its assets. As the ECB and European market participants search for a common understanding of policy targets and instruments, interest rates and exchange rates could become more volatile and may increase the Fund's share price volatility.

Debt Securities

         In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

         Investments in debt securities by the Funds may be in those that are within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") (generally referred to as "investment grade") or, if unrated, deemed to be of comparable quality by Artisan Partners. Each Fund may invest up to 35% of its net assets in debt securities that are rated below investment grade (i.e. securities rated BBB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"). However, no Fund currently intends to invest more than 5% of its net assets in debt securities rated below investment grade.

         Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Artisan Partners will consider that fact in determining whether the Fund should continue to hold the security.

         Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Defensive Investments

         Each Fund intends to be substantially fully invested in equity securities in ordinary circumstances, although a Fund may invest without limit in high quality corporate or government obligations (U.S. or non-U.S., in the case of Artisan International Fund) or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Convertible Securities

         Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

         By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers which are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Artisan Partners' own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Managing Investment Exposure

         The Funds may use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts.

         These techniques may be used by Artisan Partners to adjust the risk and return characteristics of a Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques may be used by the Funds for hedging, risk management or portfolio management purposes and not for speculation.

         Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. The Funds may not engage in speculative currency exchange transactions.

         At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         Options on Securities and Indexes. The Funds may purchase and write
(sell) put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq stock market. The Funds may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

         Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

--------------------

(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

         The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Funds will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on Artisan Partners correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Artisan Partners might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian or broker a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded, although the margin requirement may be modified during the term of the contract and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

         Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by that Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Limitations on Options and Futures. If other options, futures contracts, or futures options of types other than those described herein are traded in the future, a Fund also may use those investment vehicles, provided that their use is consistent with that Fund's investment objective.

         A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) assets (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian assets (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

         The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of each Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%).

         Taxation of Options and Futures. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

--------------------

(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

         For federal income tax purposes, a Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

         If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

--------------------

(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

         The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

         In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

         Each Fund intends to distribute to shareholders at least annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of a Fund. Shareholders will be advised of the nature of such capital gain distributions.

Rule 144A Securities

         The Funds may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act ("Rule 144A securities"). That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Partners, under the supervision of the board of directors, will consider whether Rule 144A securities are illiquid and thus subject to each Fund's restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

         Subject to restriction (3) under "Investment Restrictions" in this Statement of Additional Information, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund currently intends to loan more than 5% of its net assets.

Repurchase Agreements

         Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners' prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

         A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

         Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at a time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

         A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to each Fund's fundamental limitation on borrowing.

         At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales

         Each Fund may make short sales "against the box." In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables a Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales "against the box" in excess of 5% of its net assets.

Line of Credit

         Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under "Investment Restrictions" in this Statement of Additional Information.

Portfolio Turnover

         Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, the Funds may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the years ended June 30, 2000 and 1999, respectively, each Fund's portfolio turnover rates were as follows: Artisan Small Cap Fund, 193.76% and 155.38%; Artisan International Fund, 99.02% and 79.41%; Artisan Mid Cap Fund, 245.69% and 202.84%; and Artisan Small Cap Value Fund, 38.19% and 49.29%. Portfolio turnover information is not available for Artisan Mid Cap Value Fund because the Fund has been in operation for less than one year. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See "Dividends, Capital Gains, and Taxes" in the prospectus, and "Additional Tax Information" in this Statement of Additional Information.)


                             INVESTMENT RESTRICTIONS

Fundamental Restrictions

         Artisan Funds has adopted the following investment restrictions which may not be changed without the approval of the lesser of (i) 67% of each Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund's outstanding shares, under which a Fund may not:

         (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

         (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

         (3)      make loans, but this restriction shall not prevent a Fund from
(a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

         (4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;(4)

         (5) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

         (7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities;

         (8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

         A Fund's investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund's investment objective.

Non-Fundamental Restrictions

         The Funds also are subject to the following non-fundamental restrictions and policies, which may be changed by the board of directors.

         A Fund may not:

         (a) invest in companies for the purpose of exercising control or management;

         (b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

         (c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Small Cap Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund only];

----------------------------

(4) A Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

         (d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

         (e) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

         (f) under normal market conditions, invest less than 65% of its total assets in securities of issuers having aggregate common stock market capitalizations within the range of the aggregate common stock market capitalizations of issuers included in the S&P MidCap 400 Index, in each case at the time of investment [Artisan Mid Cap Fund and Artisan Mid Cap Value Fund only]; or

         (g) under normal market conditions, invest less than 65% of its total assets in securities of issuers having aggregate common stock market capitalizations of less than $1.5 billion, in each case taken at the time of investment [Artisan Small Cap Value Fund only].


                             PERFORMANCE INFORMATION

         From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

                  Average Annual Total Return is computed as follows:

                           ERV = P(l+T)n

         Where:            P = a hypothetical initial investment of $1,000
                           T = average annual total return
                           n = number of years
                           ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

Each Fund's Total Return and Average Annual Total Return for various periods ended June 30, 2000 is shown below (total return information for Artisan Mid Cap Value Fund is not available because the Fund has been in operation for less than one year):


         Artisan Small Cap Fund
         ----------------------
                                                                                           Average Annual
                                                         Total Return                        Total Return
                                                      -------------------               ---------------------

                  1 year                                     32.46%                             32.46%
                  5 year                                     80.20%                             12.48%
                  Life of Fund*                             107.59%                             14.88%
                  ---------------------
                  * from March 28, 1995 (commencement of operations)

         Artisan International Fund
         --------------------------

                  Investor Shares
                  ---------------                                                           Average Annual
                                                         Total Return                        Total Return
                                                      -------------------               ---------------------

                  1 year                                    65.65%                              65.65%
                  Life of Fund*                            252.54%                              32.21%
                  ---------------------
                  * from December 28, 1995 (commencement of operations)

                  Institutional Shares
                  --------------------                                                      Average Annual
                                                         Total Return                        Total Return
                                                      -------------------               ---------------------

                  1 year                                    65.97%                               65.97%
                  Life of Class*                           142.85%                               34.34%
                  ------------------
                  * from the date the class was first offered for sale (July 1, 1997)



         In times of market volatility, the Fund's return may vary greatly over short periods of time. In 1999, the Fund's performance was achieved during a period of unusually favorable market conditions. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.

         Total Return and Average Annual Total Return of Institutional Shares are calculated in the same way as for Investor Shares. The performance of Institutional Shares is different from the performance of Investor Shares because the expenses allocated to the classes are different. Because the expense ratio for Institutional Shares is expected to be lower, the Total Return and Average Annual Total Return of Institutional Shares are expected to be greater than for Investor Shares. If you were a shareholder of Investor Shares prior to July 1, 1997, and your shares were transferred to Institutional Shares on that date, the total return and average annual total return on your investment for 1 year through June 30, 2000 would have been 65.97%, and the total return and average annual total return for the life of the Fund (Investor Shares from inception on December 28, 1995 through June 30, 1997 and Institutional Shares from July 1, 1997 through June 30, 2000) would have been 254.74% and 32.39%, respectively.

         Artisan Mid Cap Fund
         --------------------

                                                                                            Average Annual
                  Investor Shares                        Total Return                        Total Return
                  ---------------                     -------------------               ---------------------

                  1 year                                  72.88%                             72.88%
                  Life of Fund*                          242.99%                             50.53%

                  ------------------------
                  * from June 27, 1997 (commencement of operations)

         In times of market volatility, the Fund's return may vary greatly over short periods of time. In 1999, the Fund's performance was achieved during a period of unusually favorable market conditions. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.

         Total Return and Average Annual Total Return of Mid Cap Investor Shares are calculated in the same way as for Mid Cap Institutional Shares. The performance of Mid Cap Institutional Shares is expected to be different from the performance of Mid Cap Investor Shares because the expenses allocated to the classes are different. Because the expense ratio for Mid Cap Institutional Shares is expected to be lower, the Total Return and Average Annual Total Return of Mid Cap Institutional Shares are expected to be greater than for Mid Cap Investor Shares.


        Artisan Small Cap Value Fund
         ----------------------------
                                                                                            Average Annual
                                                         Total Return                        Total Return
                                                      -------------------               ---------------------

                  One Year                                 4.22%                                4.22%
                  Life of Fund*                           17.33%                                5.97%

                 --------------------------
                  * from September 29, 1997 (commencement of operations)

         The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into consideration. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base and similar performance may not continue as assets grow.

         In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Artisan Partners, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from those of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

         All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Artisan Funds generally believe to be accurate. The Funds also may note their mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Artisan Funds assumes no responsibility for the accuracy of such data. Newspapers and magazines and other media which might mention the Funds include, but are not limited to, the following:

   Atlanta Constitution                         Mutual Fund Letter
   Barron's                                     Mutual Fund News Service
   Boston Herald                                Mutual Fund Values
   Business Week                                Morningstar Publications
   Chicago Tribune                              Newsweek
   Chicago Sun-Times                            The New York Times
   Cleveland Plain Dealer                       No-Load Fund Investor
   CNBC                                         Outstanding Investor Digest
   CNN                                          Pension World
   Crain's Chicago                              Pensions and Investments
       Business                                 Personal Investor
   Consumer Reports                             Jane Bryant Quinn (syndicated
   Consumer Digest                                  column)
   Financial World                              Louis Rukeyser's Mutual Fund
   Forbes                                       The San Francisco Chronicle
   Fortune                                      Smart Money
   Fund Action                                  Stranger's Investment Adviser
   Investor's Business Daily                    13D Opportunities Report
   Kiplinger's Personal                         Time
        Finance Magazine                        United Mutual Fund Selector
   Knight-Ridder                                USA Today
   Los Angeles Times                            U.S. News and World Report
   Milwaukee Business Journal                   The Wall Street Journal
   Milwaukee Journal Sentinel                   Working Woman
   Money                                        Worth
                                                Your Money

         When a newspaper, magazine or other publication mentions a Fund, such mention may include: (i) listings of some or all of the Fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook, generally and for the Fund.

         Various newspapers and publications including those listed above may also make mention of a Fund's portfolio manager. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature. Mark L. Yockey, portfolio manager of Artisan International Fund, was named "Morningstar International Fund Manager of the Year for 1998" by Morningstar, Inc. ("Morningstar"). Morningstar presents the award to a portfolio manager based on, according to Morningstar, "excellent investment skill, the courage to differ from consensus and the commitment to shareholders deemed necessary to deliver outstanding long-term performance."

         A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

         The performance of a Fund may be compared to the following indexes or averages:


Dow-Jones Industrial Average                       New York Stock Exchange Composite Index
Russell 2000 Index                                 American Stock Exchange Composite Index
Russell 2000 Growth Index                          NASDAQ Composite
Russell 2000 Value Index                           NASDAQ Industrials
Russell Mid-Cap Stock Index                        (These indexes generally reflect the
Russell Mid-Cap Value Index                        performance of stocks traded in the
Standard & Poor's 500 Stock Index                  indicated markets.)
Standard & Poor's 400 Industrials
Standard & Poor's 400 MidCap Index                 Lipper International Fund Index
Wilshire 5000                                      Lipper International & Global Funds Average
Wilshire 4500                                      Morgan Stanley Capital International
Wilshire 4000                                      Europe, Australasia and Far East (EAFE)
Wilshire Small-Cap Index                           Index
Wilshire Small-Cap Value Index                     Morningstar International Stock Average
(These indexes are widely recognized indicators    Financial Times-Actuaries World Index
of general U.S. stock market results.)             (Ex-U.S.)
                                                   Morgan Stanley Capital
                                                   International World Index
                                                   (These indexes are widely
                                                   recognized indicators of
                                                   the international markets.)



         The performance of a Fund also may be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Cap Fund Index; Lipper Small-Cap Core Fund Index; Lipper Small-Cap Value Fund Index; Lipper International Fund Index; Lipper Mid Cap Fund Index; Lipper Mid-Cap Core Fund Index; Lipper Mid-Cap Value Fund Index; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; Morningstar Growth Average; Morningstar Small-Cap Funds Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund

Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

         The Lipper Small Cap Fund Index reflects the net asset value weighted total return of the thirty largest small cap funds as calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of mutual funds. The Lipper Mid Cap Fund Index reflects the net asset value weighted total return of the thirty largest mid cap funds, and the Lipper International Fund Index reflects the net asset value weighted total return of the thirty largest international equity funds.

         The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Funds also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place that Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. A Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service.

         A Fund may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% labeled one star. A high rating reflects either above-average returns or below-average risk, or both.

         To illustrate the historical returns on various types of financial assets, Artisan Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Funds also may use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Artisan Funds to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

                                  ORGANIZATION

         The Funds are series of Artisan Funds, Inc., an open-end, diversified management investment company which was incorporated under Wisconsin law on January 5, 1995.

         Each share of a Fund has one vote. All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of a Fund have equal rights in the event of liquidation of that Fund. Shares of the Funds have no preemptive, conversion or subscription rights.

         Artisan Funds is governed by a board of directors which is responsible for protecting the interests of the shareholders of the Funds. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Funds, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

         The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the Investment Company Act of 1940 (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund's expenses and enhances shareholder return.

         The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of any Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.


                             DIRECTORS AND OFFICERS

         Directors and officers of Artisan Funds, and their principal business occupations during at least the last five (5) years, are shown below. Directors deemed to be "interested persons" of Artisan Funds for purposes of the 1940 Act are indicated with an asterisk.


                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------
Andrew A. Ziegler*                  Director, Chairman of the        Managing Director of Artisan Partners; Chairman
10/7/57                             Board and Chief Executive        and President of Artisan Distributors; prior to
                                    Officer                          founding Artisan Partners in 1994, President
                                                                     and Chief Operating Officer of Strong/Corneliuson
                                                                     Capital Management ("Strong") and President of the
                                                                     Strong Funds from 1990 to 1994.

                                      B-25


                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------
Carlene Murphy Ziegler*             Director                         Managing Director of Artisan Partners;
6/20/56                                                              Portfolio Co-Manager of Artisan Small Cap Fund;
                                                                     President of Artisan Funds (1995-1999); prior to
                                                                     founding Artisan Partners in 1994, a Portfolio
                                                                     Co-Manager of the Strong Common Stock Fund, Strong
                                                                     Opportunity Fund and numerous institutional
                                                                     small-capitalization equity portfolios at Strong
                                                                     since March 1991.

David A. Erne                       Director                         Partner of the law firm Reinhart, Boerner, Van
5/6/43                                                               Deuren, Norris & Rieselbach, S.C., Milwaukee,
                                                                     WI; Director of Capital Commerce
                                                                     Banccorporation - Milwaukee Western Bank.

Thomas R. Hefty                     Director                         Chairman of the Board, President and Chief
6/9/47                                                               Executive Officer of United Wisconsin Services,
                                                                     Inc. (a provider of managed care and specialty
                                                                     business services); Chairman of the Board and
                                                                     President of Blue Cross & Blue Shield United of
                                                                     Wisconsin (parent company of United Wisconsin
                                                                     Services, Inc.).

Howard B. Witt                      Director                         Chairman of the Board, President and Chief
5/17/40                                                              Executive Officer of Littelfuse, Inc. (a
                                                                     manufacturer of advanced circuit protection
                                                                     devices); Director of Material Sciences
                                                                     Corporation, (a technology based manufacturer
                                                                     of continuously processed coated and specialty
                                                                     engineered materials and services) and
                                                                     Franklin Electric Co., Inc. (a manufacturer of
                                                                     electronic motors).

Michael C. Roos                     President                        Managing Director of Artisan Partners;
4/18/58                                                              Vice President of Artisan Distributors.

Lawrence A. Totsky                  Chief Financial Officer and      Managing Director and Chief Financial Officer
5/6/59                              Treasurer                        of Artisan Partners; Vice President, Chief Financial
                                                                     Officer and Treasurer of Artisan Distributors;
                                                                     prior to joining Artisan Partners in 1998,
                                                                     Senior Vice President and Director of Mutual Fund
                                                                     Administration, Strong Capital Management, Inc.


                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------


Janet D. Olsen                      General Counsel and Secretary    Managing Director and General Counsel of Artisan
7/7/56                                                               Partners; Vice President and Secretary of Artisan
                                                                     Distributors; prior to joining Artisan Partners in
                                                                     November 2000, Member of the law firm Bell, Boyd &
                                                                     Lloyd LLC, Chicago, IL.

Mark L. Yockey                      Vice President                   Managing Director of Artisan Partners;
6/5/56                                                               Portfolio Manager of Artisan International
                                                                     Fund; prior to joining Artisan Partners in
                                                                     1995, Portfolio Manager of the United
                                                                     International Growth Fund and Vice President
                                                                     of Waddell & Reed (investment management firm).

Sandra Jean Voss                    Vice President                   Senior Equity Trader for Artisan Partners;
3/6/64                                                               prior to joining Artisan Partners in 1995,
                                                                     Equity Trader with Northwestern Mutual Life
                                                                     Insurance Company.

Scott C. Satterwhite                Vice President                   Managing Director of Artisan Partners and
7/15/57                                                              Portfolio Co-Manager, Artisan Small Cap Value
                                                                     Fund; prior to joining Artisan Partners in
                                                                     June 1997, Senior Vice President and Portfolio
                                                                     Manager of Wachovia Corporation (a bank holding
                                                                     company). From 1993 to 1997, Portfolio Manager of
                                                                     Biltmore Special Values Fund in addition to being a
                                                                     Personal Trust Portfolio Manager and Manager of
                                                                     the Georgia Personal Trust Portfolio Group.

Andrew C. Stephens                  Vice President                   Managing Director of Artisan Partners, and
10/31/63                                                             Portfolio Manager, Artisan Mid Cap Fund; prior
                                                                     to joining Artisan Partners in 1997, Portfolio Co-Manager
                                                                     of Strong Asset Allocation Fund at Strong, February
                                                                     1993 through March 1997, and Senior Research
                                                                     Analyst for Strong Common Stock Fund and Strong
                                                                     Opportunity Fund, prior thereto.



                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------
Marina T. Carlson                   Vice President                   Managing Director of Artisan Partners,
5/9/64                                                               Portfolio Co-Manager, Artisan Small Cap Fund
                                                                     and Lead Portfolio Manager, Artisan Mid
                                                                     Cap Value Fund; prior to joining Artisan
                                                                     Partners in 1999, Manager of Strong Mid Cap
                                                                     Disciplined Fund from its inception in December
                                                                     1998 through March 1999 and Portfolio Co-Manager
                                                                     of Strong Opportunity Fund and Strong Common
                                                                     Stock Fund at Strong prior thereto.

James C. Kieffer                    Vice President                   Managing Director of Artisan Partners and
12/2/64                                                              Portfolio Co-Manager, Artisan Small Cap Value
                                                                     Fund; from 1997 to 2000, Research Analyst for
                                                                     Artisan Partners; from 1996 to 1997 Research
                                                                     Analyst for McColl Partners; prior to
                                                                     McColl Partners, Research Analyst for Wachovia
                                                                     Investment Management.

Gregory K. Ramirez                  Assistant Secretary and          Controller of Artisan Partners; Assistant Treasurer
7/14/70                             Assistant Treasurer              of Artisan Distributors; prior to joining Artisan
                                                                     Partners in 1997, Audit Manager of Price Waterhouse LLP.



         The business address of the officers and directors affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin 53203; and Mr. Witt - 800 E. Northwest Highway,
Des Plaines, Illinois 60016.

         Mr. Ziegler and Ms. Ziegler are married to each other.

         Mr. Ziegler and Ms. Ziegler serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise many of the powers of the Board of Directors. Messrs. Erne, Hefty and Witt serve as members of the Board's Audit Committee and Governance Committee. The Audit Committee makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit. The Governance Committee makes recommendations to the Board regarding committees of the Board and committee assignments, Board composition, candidates for election as non-interested directors and compensation for non-interested directors. Additionally, the Governance Committee oversees the process for evaluating the functioning of the Board.

         The compensation paid to directors of Artisan Funds for their services as such consists of an annual retainer fee in the amount of $27,000. In addition, directors receive $1,000 for any meeting held in person and $500 for any meeting held by telephone. Effective July 1, 2001, the directors' annual retainer fee will be increased to $40,000. Per meeting fees will remain the same except that the chairman of any committee will receive twice the regular meeting fee for any meeting of the committee attended. Compensation is paid only to directors who are not interested persons of Artisan Funds or Artisan Partners and is allocated among the series of the Artisan Funds in accordance with a formula determined from time to time by the Board. Artisan Funds has no retirement or pension plans.

         The following table sets forth compensation paid by Artisan Funds, Inc. during the fiscal year ended June 30, 2000 to each of the directors of the Fund.




                                                                  PENSION OR                        TOTAL
                                                                  RETIREMENT                     COMPENSATION
                                        AGGREGATE              BENEFITS ACCRUED           FROM ARTISAN FUND AND FUND
                                      COMPENSATION              AS PART OF FUND                   COMPLEX(4)
       NAME OF DIRECTOR            FROM ARTISAN FUNDS(1)           EXPENSES                   PAID TO DIRECTORS(1)
       ----------------            ------------------              --------                   -----------------
Andrew A. Ziegler                     $        0                $           0                    $        0
Carlene Murphy Ziegler                         0                            0                             0
David A. Erne                             20,000                            0                        20,000
Thomas R. Hefty                           20,000                            0                        20,000
Howard B. Witt                            20,000                            0                        20,000


(1) Artisan Mid Cap Value Fund commenced operations in March 2001 and therefore paid no compensation in 2000.

         At October 2, 2000, the officers and directors of Artisan Funds as a group owned less than 1% of the outstanding shares of each Fund.

                             PRINCIPAL SHAREHOLDERS

         The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of any Fund (or class in the case of International Fund) as of September 30, 2000 were:

                                                                                              PERCENTAGE OF
      NAME AND ADDRESS                                      FUND                         OUTSTANDING SHARES HELD
      ----------------                                    -------                        -----------------------
Charles Schwab & Co. Inc. (1)                         Small Cap Fund                                  11%
101 Montgomery Street                                 Mid Cap Fund -                                  49%
San Francisco, CA  94104-4122                         Investor Shares
                                                      International Fund -                            54%
                                                      Investor Shares
                                                      Small Cap Value Fund                            18%

University of Iowa Foundation                         Small Cap Fund                                  12%
One West Park Road
PO Box 4550
Iowa City, IA  52244-4550

The Queens Health System                              Small Cap Fund                                   6%
1099 Alakea Street, Suite 1100
Honolulu, HI  96812-4512

The Childrens Museum of Indianapolis                  Small Cap Fund                                   9%
PO Box 3000
Indianapolis, IN  46206-3000


                                                                                                PERCENTAGE OF
      NAME AND ADDRESS                                      FUND                         OUTSTANDING SHARES HELD
      ----------------                                      ----                         -----------------------
National Financial Services Corp. (1)                 International Fund -                            17%
One World Financial Center                            Investor Shares
200 Liberty Street                                    Mid Cap Fund -                                  23%
New York, NY  10281-1003                              Investor Shares
                                                      Small Cap Value Fund                             9%

The Professional Golfers Association of America       Small Cap Fund                                   5%
PO Box 109601
Palm Beach Gardens, FL  33410-9601

The Harold and Arlene Schnitzer Care Foundation       Mid Cap Fund -                                   6%
4080 Southwest Macadan                                Institutional Shares
Portland, OR  97201-6407

Northern Trust Company                                Small Cap Value Fund                             5%
FBO Marshfield Clinic ERP
PO Box 92956
Chicago, IL  60675-2955

National Investor Services Corp.(1)                   Mid Cap Fund -                                   6%
55 Water Street, 32nd Floor                           Investor Shares
New York, NY 10041-3299

University of Georgia Foundation                      Small Cap Value Fund                             5%
824 South Milledge Avenue
Athens, GA 30602-1538

Maryland National Capital Park and Planning           Small Cap Value Fund                             7%
Commission
6611 Kenilworth Avenue, Suite 100
Riverdale, MD 20737-1332

Union Bank of California                              Small Cap Value Fund                             6%
FBO AGC-IUOE Local 701
PO Box 85484
San Diego, CA 92186-5484

Arnot Ogden Medical Center Pension                    Mid Cap Fund -                                   5%
PO Box 1522                                           Institutional Shares
Elmira, NY 14902-1522

FABCO                                                 Mid Cap Fund -                                   6%
FBO Rollins, Inc. Master Trust                        Institutional Shares
PO Box 105870 CTR 3144
Atlanta, GA 30348-5870

U.S. Bank NA, Custodian                               Mid Cap Fund -                                   5%
Sierra Health Foundation                              Institutional Shares
PO Box 64010
Saint Paul, MN 55164-0010

Vermont American Corp. Retirement Plan                Mid Cap Fund -                                   5%
Cleveland, OH 44101-4984                              Institutional Shares



                                                                                                PERCENTAGE OF
      NAME AND ADDRESS                                      FUND                         OUTSTANDING SHARES HELD
      ----------------                                      ----                         -----------------------
Norwest Bank, MN N.A.                                 Mid Cap Fund -                                  10%
FBO Stoel Rives LLP                                   Institutional Shares
PO Box 1535
Minneapolis, MN 55480-1535

The Charlotte W. Newcombe Foundation                  Mid Cap Fund -                                   5%
35 Park Place                                         Institutional Shares
Princeton, NJ 08542-6918

Georgia Tech Foundation, Inc.                         Mid Cap Fund -                                   7%
177 North Avenue                                      Institutional Shares
Atlanta, GA 30332-0001


(1) Shares are held of record on behalf of customers, and not beneficially.

                          INVESTMENT ADVISORY SERVICES

         Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to each Fund pursuant to Investment Advisory Agreements dated March 27, 1995, (Small Cap Fund); December 27, 1995 (International Fund); April 10, 1997 (Mid Cap Fund); October 26, 2000 (Mid Cap Value Fund); July 31, 1997 (Small Cap Value Fund) (the "Advisory Agreements"). Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Mr. Ziegler and Ms. Ziegler, as officers of Artisan Investment Corporation, manage Artisan Partners. The principal address of Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California, and Five Concourse Parkway NE, Suite 2120, Atlanta, Georgia 30328.

         In return for its services, each Fund pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund's average daily net assets up to $500 million; .975 of 1% of average daily net assets from $500 million up to $750 million; .950 of 1% of average daily net assets from $750 million to $1 billion; and .925 of 1% of average daily net assets over $1 billion. In addition Artisan Partners has undertaken to reimburse Artisan International Fund for any ordinary operating expenses in excess of 2.50% of average net assets annually, and has undertaken to reimburse each of Artisan Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets over each fiscal year.

         The advisory fees paid by Artisan Small Cap Fund for the fiscal years ended June 30, 2000, 1999 and 1998, were $1,763,380, $1,980,620 and $2,900,335, respectively. The investment advisory fees paid by Artisan International Fund for the fiscal years ended June 30, 2000, 1999 and 1998, were $27,952,915, $6,718,770 and $3,923,189, respectively. For the fiscal years ended June 30, 2000, 1999 and 1998, Artisan Mid Cap Fund paid investment advisory fees of $1,063,517, $229,384 and $93,853, respectively, of which $29,152 and $93,853 was waived or reimbursed by Artisan Partners in 1999 and 1998, respectively. The investment advisory fees paid by Artisan Small Cap Value Fund for the fiscal years ended June 30, 2000, 1999 and from its inception on September 29, 1997 through June 30, 1998, were $1,532,665, $511,680 and $252,397, respectively. Advisory fee information for Mid Cap Value Fund is not available because the Fund has been in operation for less than one year. Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement.

         Each Advisory Agreement may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of each Fund who are not "interested persons" of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the portfolio. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                 CODE OF ETHICS

         The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Artisan Distributors LLC ("Distributors") establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

                                   DISTRIBUTOR

         Shares of the Funds are offered for sale by Distributors without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. Distributors is wholly-owned by Artisan Partners. All distribution expenses relating to the Funds are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

         Artisan Funds pays all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds' shares only on a best efforts basis. Distributors is located at 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

                             PORTFOLIO TRANSACTIONS

         Artisan Partners places the orders for the purchase and sale of each Fund's portfolio securities and options and futures contracts. Artisan Partners' overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors also may enter into the decision. These include: Artisan Partners' knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; Artisan Partners' knowledge of the financial stability of the broker or dealer selected and such other problems of any broker or dealer. Recognizing the value of these factors, a Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by Artisan Partners' staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Artisan Partners, and reports are made annually to the board of directors.

         With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, Artisan Partners often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, Artisan Partners uses internal allocation procedures to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including Artisan Funds, to such brokers or dealers to ensure the continued receipt of research products or services Artisan Partners feels are useful. In certain instances, Artisan Partners receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Artisan Partners makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including Artisan Funds), while the portions of the costs attributable to non-research usage of such products or services is paid by Artisan Partners in cash. No person acting on behalf of Artisan Funds is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of Artisan Partners and not all such research products or services are used in connection with the management of Artisan Funds.

         With respect to each Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Artisan Partners also may consider the part, if any, played by the broker or dealer in bringing the security involved to Artisan Partners' attention, including investment research related to the security and provided to the Artisan Funds. During fiscal years 2000, 1999 and 1998, Artisan Small Cap Fund paid brokerage commissions of $1,733,133, $1,811,405 and $1,866,349, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $701,949,105, $666,090,745, and $762,845,329, respectively. During fiscal years 2000, 1999, and 1998, Artisan International Fund paid brokerage commissions of $18,858,117, $4,343,103 and $2,893,523, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $8,086,392,185, $1,558,249,458 and $885,882,850, respectively.
During fiscal years ended June 30, 2000, 1999, and 1998, Artisan Mid Cap Fund paid brokerage commissions of $851,657, $175,709 and $72,800, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $628,119,525, $109,326,360 and $50,307,734, respectively. For the fiscal years ended June 30, 2000, 1999 and from its inception on September 29, 1997 through June 30, 1998, Artisan Small Cap Value Fund paid brokerage commissions of $580,258, $183,523 and $184,278, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $268,124,319, $78,952,777 and $70,354,053, respectively. Brokerage commission information is not available for the Mid Cap Value Fund because the fund has been in operation for less than one year.

                         PURCHASING AND REDEEMING SHARES

         Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares." All of that information is incorporated herein by reference. In addition, you may, subject to the approval of Artisan Funds, purchase shares of a Fund with securities that are eligible for purchase by that Fund (consistent with the Fund's investment strategy, goal and philosophy) that have a value that is readily ascertainable in accordance with the Fund's valuation policies. Call Artisan Funds at 1-800-344-1770 if you are interested in purchasing Fund shares with other securities.

         Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share (see "Net Asset Value," below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

         In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in a Fund. However, accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee based on a percentage of the annual average value of those accounts. A Fund pays a portion of those fees not to exceed the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees is paid by Artisan Partners.

         Net Asset Value. Share purchase and redemption orders will be priced at a Fund's net asset value next computed after such orders are received and accepted by: (i) the Fund; (ii) a broker-dealer or other financial services company authorized by the Fund to accept purchase and redemption orders on a Fund's behalf; or (iii) such authorized broker-dealer's designee. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) each day the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The net asset value per share of a Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

         Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

         Because each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund's net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

         Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, if the NYSE is closed for other than customary weekend and holiday closings; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


                           ADDITIONAL TAX INFORMATION

         Artisan Funds intends for each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If Artisan Funds should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Funds' shareholders.

         Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.

         You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20% for individual taxpayers) regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by a Fund for more than one year.

         You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

         If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

         A Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

           - You fail to furnish your properly certified social security or other tax identification number;

           - You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

           - The IRS informs the Fund that your tax identification number is incorrect.

         These certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

         The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

         In accordance with tax laws, each Fund intends to treat securities in PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses may be recognized to the extent of any gains recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

         The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S.citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.


                          CUSTODIAN AND TRANSFER AGENT

         State Street Bank & Trust Company ("State Street"), 66 Brooks Drive, Braintree, MA 02184, acts as custodian of the securities and other assets of the Funds. State Street is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Funds. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.


                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the Funds' independent accountants, providing services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and
(iii) review of the annual income tax returns filed on behalf of the Funds.

                              FINANCIAL STATEMENTS

         The financial statements and financial highlights of Artisan Funds appearing in the prospectus and this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports with respect thereto, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                    APPENDIX
                                    --------

                           DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                               RATINGS BY MOODY'S

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                   S&P RATINGS

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                      A-2

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